UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 10, 2019

GS Acquisition Holdings Corp

(Exact name of Registrant as specified in its charter)

Delaware	001-38518	81-2376902
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 West Street New York, New York	10282
(Address of principal executive offices)	(Zip Code)

(212) 902-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, $0.0001 par value per share, and one-third of one redeemable warrant to purchase one share of Class A common stock	GSAH.U	New York Stock Exchange
Class A common stock, $0.0001 par value per share	GSAH	New York Stock Exchange
Redeemable warrants to purchase Class A common stock	GSAH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On December 10, 2019, GS Acquisition Holdings Corp, a Delaware corporation (the “Company”), announced that it entered into an Agreement and Plan of Merger (the “Merger Agreement”), dated as of December 10, 2019, by and among the Company, Crew Merger Sub I LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (“First Merger Sub”), Crew Merger Sub II LLC, a Delaware limited liability company and a direct, wholly-owned subsidiary of the Company (“Second Merger Sub”), Vertiv Holdings, LLC, a Delaware limited liability company (“Vertiv Holdings”), and VPE Holdings, LLC, a Delaware limited liability company (the “Vertiv Stockholder”), which provides for, among other things: (a) the merger of First Merger Sub with and into Vertiv Holdings, with Vertiv Holdings continuing as the surviving entity (the “First Merger”); and (b) immediately following the First Merger and as part of the same overall transaction as the First Merger, the merger of Vertiv Holdings with and into Second Merger Sub with Second Merger Sub continuing as the surviving entity (the “Second Merger” and, together with the First Merger, the “Mergers” and, collectively with the other transactions contemplated by the Merger Agreement, the “Business Combination”).

Subject to the terms of the Merger Agreement and adjustments set forth therein, the merger consideration to be paid in connection with the Business Combination is $5.095 billion, which amount will be: (i) increased by the amount of cash held by Vertiv Holdings and its subsidiaries as of the closing of the Business Combination; (ii) decreased by the amount of Vertiv Holdings’ outstanding indebtedness; (iii) decreased by the aggregate amount of certain transaction expenses incurred by Vertiv Holdings or its subsidiaries to the extent unpaid as of the date of the closing of the Business Combination; and (iv) decreased by an amount equal to the lesser of (a) 50% of the cost of any representation and warranty insurance policy bound and issued in connection with the Business Combination and (b) $2,500,000 (collectively, the “Purchase Price”). The aforementioned consideration to be paid to the Vertiv Stockholder will be a combination of $415,000,000 in cash (subject to adjustment) and shares of Class A common stock of the Company.

On December 10, 2019, concurrently with the execution of the Merger Agreement, the Company also announced that it entered into subscription agreements with certain investors (collectively, the “PIPE Investors”) pursuant to, and on the terms and subject to the conditions of which, the PIPE Investors have collectively subscribed for 123,900,000 shares of the Company’s Class A common stock for an aggregate purchase price equal to $1,239,000,000 (the “PIPE Investment”), a portion of which is expected to be funded by one or more affiliates of GS DC Sponsor I LLC, the Company’s sponsor. The PIPE Investment will be consummated substantially concurrently with the closing of the Business Combination.

At the closing of the Business Combination, the Company will enter into a tax receivable agreement with the Vertiv Stockholder (the “Tax Receivable Agreement”). The Tax Receivable Agreement will generally provide for the payment by the Company to the Vertiv Stockholder of 65% of the cash tax savings realized (or deemed realized) in periods after the closing of the Business Combination as a result of certain pre-existing tax assets and attributes of Vertiv Holdings and its subsidiaries. The Company expects to retain the benefit of the remaining 35% of these cash tax savings.

A copy of the Merger Agreement, the form of the subscription agreements and the form of Tax Receivable Agreement will be filed by amendment on Form 8-K/A to this Current Report within four business days of the date hereof as Exhibit 2.1, Exhibit 10.1 and Exhibit 10.2, respectively, and the foregoing description of each of the Merger Agreement, the subscription agreements and the Tax Receivable Agreement is qualified in its entirety by reference thereto.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K (this “Current Report”) is incorporated by reference herein. The shares of Class A common stock to be issued in connection with the Merger Agreement and the transactions contemplated thereby, including the First Merger and the PIPE Investment, will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 7.01	Regulation FD Disclosure.

The information in this Item 7.01, including Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings.

On December 10, 2019, the Company and Vertiv Holdings issued a joint press release announcing the execution of the Merger Agreement and the transactions contemplated thereby. The press release is furnished as Exhibit 99.1 to this Current Report.

An investor presentation for use by the Company with certain of its shareholders and other persons with respect to the Business Combination is furnished as Exhibit 99.2 to this Current Report.

An investor presentation for use by the Company during a live conference call for investors and analysts to be held on December 10, 2019 at 10:30 a.m. Eastern Time is furnished as Exhibit 99.3 to this Current Report.

Forward-Looking Statements

This Current Report contains “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements regarding the estimated future financial performance, financial position and financial impacts of the potential transaction, the satisfaction of closing conditions to the potential transaction and the private placement, the level of redemptions by the Company’s public stockholders and purchase price adjustments in connection with the potential transaction, the timing of the completion of the potential transaction, the anticipated pro forma enterprise value and Adjusted EBITDA of the combined company following the potential transaction, anticipated ownership percentages of the combined company’s stockholders following the potential transaction, and the business strategy, plans and objectives of management for future operations, including as they relate to the potential transaction. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this Current Report, words such as “pro forma,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to the potential transaction, it is making projections, forecasts and forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management.

These forward-looking statements involve significant risk and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s and Vertiv Holdings’ control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the Company’s ability to complete the potential transaction or, if the Company does not complete the potential transaction, any other initial business combination; (2) satisfaction or waiver (if applicable) of the conditions to the potential transaction, including with respect to the approval of the stockholders of the Company; (3) the ability to maintain the listing of the combined company’s securities on the New York Stock Exchange; (4) the inability to complete the private placement; (5) the risk that the proposed transaction disrupts current plans and operations of the Company or Vertiv Holdings as a result of the announcement and consummation of the transaction described herein; (6) the ability to recognize the anticipated benefits of the proposed transaction, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (7) costs related to the proposed transaction; (8) changes in applicable laws or regulations and delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals required to complete the potential transaction; (9) the possibility that the Company and Vertiv Holdings may be adversely affected by other economic, business, and/or competitive factors; (10) the outcome of any legal proceedings that may be instituted against the Company, Vertiv Holdings or any of their respective directors or officers, following the announcement of the potential transaction; (11) the failure to realize anticipated pro forma results and underlying assumptions, including with respect to estimated stockholder redemptions and purchase price and other adjustments; and (12) other risks and uncertainties indicated from time to time in the preliminary proxy statement of the Company, including those under “Risk Factors” therein, and other documents filed or to be filed with the Securities and Exchange Commission (“SEC”) by the Company.

Forward-looking statements included in this Current Report speak only as of the date of this Current Report. Neither the Company nor Vertiv Holdings undertakes any obligation to update its forward-looking statements to reflect events or circumstances after the date of this Current Report. Additional risks and uncertainties are identified and discussed in the Company’s reports filed with the SEC and available at the SEC’s website at http://www.sec.gov.

Additional Information about the Transaction and Where to Find It

The Company intends to file with the SEC a preliminary proxy statement in connection with the business combination and will mail a definitive proxy statement and other relevant documents to its stockholders. The definitive proxy statement will contain important information about the business combination and the other matters to be voted upon at a special meeting of the stockholders to be held to approve the business combination and other matters, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. The Company’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement, the amendments thereto, and the definitive proxy statement in connection with the Company’s solicitation of proxies for such special meeting, as these materials will contain important information about the Company, Vertiv Holdings and the business combination. The definitive proxy statement will be mailed to the stockholders of the Company as of a record date to be established for voting on the business combination and the other matters to be voted upon at the special meeting. The Company’s stockholders will also be able to obtain copies of the proxy statement, without charge, once available, at the SEC’s website at http://www.sec.gov, or by directing a request to: IR-GSacquisition@gs.com.

Participants in the Solicitation

The Company and its directors and officers may be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the business combination. The Company’s stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, which was filed with the SEC on March 13, 2019.

Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies of the Company’s stockholders in connection with the business combination and other matters to be voted upon at the special meeting will be set forth in the proxy statement for the business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination will be included in the proxy statement that the Company intends to file with the SEC.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Joint Press Release, dated as of December 10, 2019.

99.2	Investor Presentation of the Company, dated as of December 10, 2019.

99.3	Investor Call Presentation of the Company, dated as of December 10, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2019

GS Acquisition Holdings Corp

/s/ David M. Cote
Name:	David M. Cote
Title:	Chairman and Chief Executive Officer